Organization And Basis Of Presentation	12 Months Ended
Dec. 31, 2012
Organization And Basis Of Presentation
Organization and basis of presentation

Note 1 - Organization and Basis of Presentation

Organization and Line of Business

Optron Scientific Company, Inc. (the “Company”) was incorporated in the State of California on December 24, 1971. The Company is engaged in developing, manufacturing and selling radiation detection and measuring equipment. The Company markets and sells its products to consumers throughout the world.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary,Overhoff Technology Corporation,and have been prepared in conformity with accounting principles generally accepted in the United States of America. All significant intercompany transactions and balances have been eliminated.